Purchase and Sale Agreement

CRAWFORD & BOURBON COUNTIES, KANSAS

This Agreement made February 18th, 2008

BETWEEN:

GALAXY ENERGY INC.,
a body corporate, registered to carry on business in the State of Kansas and having an office in the town of Stigler, Okalahoma
(hereinafter called the “Transferor”)

- and -

JAYHAWK ENERGY INC.,
a body corporate, registered to carry
on business in the State of Colorado and having an office in the town of Broomfield
(hereinafter called the “Transferee”)

Whereas Transferor wishes to sell and the Transferee wishes to purchase the Assets, the Parties agree as follows:

1.	Definitions

(a)	“Closing Date” means 3:00 p.m. on March 31st, 2008, or such other time and date as may be agreed upon in writing by the Parties.

(b)	“Effective Date” means March 1, 2008.

(c)	“During the date of closing March 31, 2008 & time forward the revenue & expenses are all eligible to thee Transferee.

2.	Schedules

The following Schedules are attached hereto and made part of this Agreement:

(a)	Schedule “A”, which is the Land Schedule, and identifies:

(i)	the Lands;

(ii)	the Leases;

(iii)	any other agreements, documents or data that are relative to the wells, properties, lands & surface equipment;

(iv)	any encumbrances;

(v)	any Rights of First Refusal;

(vi)	production sale agreements;

(vii)
other agreements, penalties or restrictions by contract on the use of the Assets required to be included in the Land Schedule under the definition of Permitted Encumbrances or the definition of Title and Operating Documents;

(viii)
any Facilities required to be included in the Land Schedule under the definition of Facilities, any other Tangibles described in Paragraph (c) of the definition of Tangibles and any assets otherwise falling within the definition of Tangibles that are specifically excluded therefrom; and

(ix)	the Wells;

(x)	any lawsuits and claims;

(xi)	any default notices;

(xii)	any outstanding AFE’s;

(xiii)	any knowledge of environmental matters of the Property Transfer Procedure;

(xiv)	any areas of mutual interest; and

3.	Purchase and Sale

(a)	The Transferor agrees to dispose of the Assets to the Transferee and the Transferee agrees to purchase the Assets from the Transferor on the terms and conditions set forth in this Agreement.

(b)	The purchase price for the assets listed below.

    (i) To Petroleum and Natural Gas    Rights.

    (ii) 6500 Acres Of Leases.

    (iii) 6” Gas Pipeline

    (iv) Easements of pipeline.

    (v) All existing 34 wells.

    (vi) 22,000’ x 4” of SDR 11 stock pipe.

           (vii) De-hy, Compressor & all equipment on all
            wells remain as per February, 08, 2008 lease visit.

(ii) Cash	$ 1,000,000.00
(iii) JAYHAWK ENERGY Stock	$ 1,000,000.00
Total	$2,000,000.00

(c)	The Transferee will pay the Purchase Price to the Transferor as follows:

(i)	the delivery of ten percent (10%) of the Cash Purchase Price, representing a Deposit towards the Purchase Price, payable upon request anytime prior to Closing Date March 31st.

(ii)	at Closing, the delivery of the remainder of the Purchase Price (ie. the Purchase Price less the Deposit).

                In witness whereof the Parties have duly executed this Agreement.

GALAXY ENERGY INC. Per:____________________ Per:____________________	JAYHAWK ENERGY INC. Per:____________________ Per:____________________

This is the execution page of that certain Purchase and Sale Agreement dated February 18, 2008 between GALAXY ENERGY  INC., as Transferor and JAYHAWK ENERGY INC., as Transferee.

“Exhibit A”

Galaxy Leases Held By Production

County: Bourbon

Twp 26S
Range 23E
Section 26
Description: W/2SW & W/2NW less tract
Acres: 155
Lessor: Leon Vernard Fry

Twp 27S
Range 23E
Section 2
Description: N/W less right away
Acres: 157
Lessor: David Schwalm

Twp 27S
Range 23E
Section 14
Description: S/2 NW
Acres: 79
Lessor: Dennis Fry

Twp 27S
Range 23E
Section 14
Description: S/W less right away
Acres: 160
Lessor: Stephen Parker Trust

Twp 27S
Range 23E
Section 15
Description: S/E less right away
Acres: 160
Lessor: Hervey/Ricci

County: Crawford

Twp 27S
Range 23E
Section 26
Description: S/E
Acres: 160
Lessor: Alvin Schamberger

Twp 27
Range 23
Section 26
Description: S/W
Acres: 160
Lessor: Ivan Pearson

Twp 27S
Range 23E
Section 27
Description: NE & E/2 NW less tract & SW
Acres: 396
Lessor: Kevin O’Brien

Twp 27S
Range 23E
Section 34
Description: NE less right away
Acres: 162
Lessor: Janis Schiefelbein

Twp 27S
Range 23E
Section 35
Description: SW less right away
Acres: 158
Lessor: Greg Shireman

Twp 28S
Range 23E
Section 3
Description: NE
Acres: 160
Lessor: Bus Strobel

Twp 28S
Range 23E
Section 7
Description: W/2 less NE-NW
Acres: 280
Lessor: William Segebartt

Twp 28S
Range 23E
Section 11
Description: SW
Acres: 160
Lessor: Robert Gladson

Twp 28S
Range 23E
Section 13
Description: W/2 NE & E/2 N/2 NW
Acres: 120
Lessor: Robert Gladson

Twp 28S
Range 23E
Section 13
Description: S/2 NW & NW SE & SW SE
Acres: 200
Lessor: Chris Senecaut

Twp 28S
Range 23E
Section 14
Description: SW NE & NW SE & SW SE
Acres: 121
Lessor: Nelson Anderson

Twp 28S
Range 23E
Section 17
Description: E/2 less right away
Acres: 317
Lessor: Don Ralph

Twp 28S
Range 23E
Section 23
Description: NW
Acres: 161
Lessor: Don Ralph

Twp 28S
Range 23E
Section 24
Description: W/2 NE
Acres: 80
Lessor: Nelson & Tony Anderson

Twp 28S
Range 23E
Section 24
Description: W/2 less tract
Acres: 314
Lessor: Nelson Anderson

Twp 28S
Range 23E
Section 26
Description: NW less tract
Acres: 158
Lessor: Lawrence Karhoff

Twp 28S
Range 23E
Section 34
Description: NW less tract
Acres: 78
Lessor: Krog Trust

Twp 29S
Range 23E
Section 3
Description: NE & E/2 SE
Acres: 240
Lessor: Twylet Enterprises

Twp 29S
Range 23E
Section 12
Description: E/2 NE
Acres: 80
Lessor: Richard Murphy

Galaxy Leases Not Held By Production

County: Bourbon

Twp 27S
Range 21E
Section 23
Description: SE/4 less right away
Acres: 157
Lessor: Charles Shireman

Twp 27S
Range 21E
Section 24
Description: W/2 SW & SE SW less right away
Acres: 120
Lessor: Charles Shireman

County: Crawford

Twp 27S
Range 21E
Section 25
Description: NW less right away
Acres: 158
Lessor: Charles Shireman Jr

Twp 27S
Range 21E
Section 25
Description: S/2 less right away
Acres: 320
Lessor: Roger Shireman

Twp 27S
Range 21E
Section 26
Description: NE less right away
Acres: 156
Lessor: Charles Shireman Jr

Twp 27S
Range 21E
Section 36
Description: S/2 NW less right away
Acres 80
Lessor: Roger Shireman

Twp 27S
Range 21E
Section 36
Description: N/2 NW less right away
Acres: 80
Lessor: John Shireman

County: Bourbon

Twp 27S
Range 22E
Section 11
Description: S/2 SE less right away
Acres: 80
Lessor: Greg Harris

Twp 27S
Range 22E
Section 14
Description: NW SE less right away
Acres: 40
Lessor: Greg Harris

Twp 27S
Range 22E
Section 21
Description: N/2 SE less tract
Acres: 75
Lessor: Gary Gier

Twp 27S
Range 22E
Section 22
Description: W/2 SW less right away
Acres: 78
Lessor: Gary Gier

County: Neosho

Twp 28S
Range 21E
Section 3
Description: S/2 NE
Acres: 80
Lessor: Roger Shireman

County: Crawford

Twp 27S
Range 22E
Section 25
Description: NW & W/2 NE & S/2 less right away
Acres: 560
Lessor: William Segebartt

Twp 27S
Range 22E
Section 25
Description: E/2 NE less right away
Acres: 79
Lessor: J.T Grain (Troike)

Twp 27S
Range 22E
Section 26
Description: S/2 NE & NE NW SE
Acres: 91
Lessor: Bernard O’Brien

Twp 27S
Range 22E
Section 26
Description: NE SE & E/2 SE SE & tract
Acres: 64
Lessor: Donna Harris

Twp 27S
Range 22E
Section 26
Description: NW NW & SW NW & W/2 SW
Acres: Combined from above
Lessor: Donna Harris

Twp 27S
Range 22E
Section 26
Description: less tracts & right away
Acres: 165
Lessor: Douglas Harris

Twp 27S
Range: 22E
Section 27
Description: E/2 SE less right away
Acres: 81
Lessor: Douglas Harris

Twp 27S
Range 22E
Section 29
Description: N/2 SW less right away
Acres: 81
Lessor: Larry Long

Twp 27S
Range 22E
Section 33
Description: S/2 NE
Acres: 80
Lessor: Gary Gier

Twp 27S
Range 22E
Section 34
Description: E/2 NE & SW & S/2 SE less right away
Acres: 314
Lessor: William Segebartt

Twp 27S
Range 22E
Section 35
Description: S/2 NW & SW & N/2 NW less tract
Acres: 218
Lessor: William Segebartt

Twp 27S
Range 22E
Section 35
Description: SE SE less right away
Acres: 39
Lessor: James Ruff

Galaxy Easements

County: Bourbon
Twp 26S
Range 23E
Section 26
Description: W/2 W/2
Grantor: Leon Vernard Fry

Twp 26S
Range 23E
Section 35
Description: SW SW
Grantor: Pat Vincent

Twp 26S
Range 23E
Section 35
Description: W/2 W/2
Grantor: Glenn Oberst

Twp 27S
Range 23E
Section 2
Description: NW
Grantor: David Schwalm

Twp 27S
Range 23E
Section 2
Description: SW
Grantor: Jetta Heaton

Twp 27S
Range 23E
Section 2
Description: Highway Crossing Permit
Grantor: Kansas Dept Of Transportation

Twp 27S
Range 23E
Section 11
Description: NW
Grantor: Mary Westcoat

Twp 27S
Range 23E
Section 11
Description: SW SW
Grantor: Leon Vernard Fry

Twp 27S
Range 23E
Section 11
Description: Highway Crossing Permit
Grantor: Dept Of Transportation

Twp 27S
Range 23E
Section 14
Description: S/2 NW
Grantor: Dennis Fry

Twp 27S
Range 23E
Section 14
Description: SW
Grantor: Stephen Parker Trust

Twp 27S
Range 23E
Section 23
Description: SW
Grantor: Ferdinand Gobl III

Twp 27S
Range 23E
Section 23
Description: NW
Grantor: Jerry Gobl

County: Crawford

Twp 27S
Range 23E
Section 26
Description: NW
Grantor: Ivan Pearson

Twp 27S
Range 23E
Section 26
Description: W/2 NW
Grantor: Kevin O’Brien

Twp 27S
Range 23E
Section 35
Description: NW
Grantor: Fred Gobl

Twp 27S
Range 23E
Section 35
Description: SW
Grantor: Greg Shireman

Twp 28S
Range 23E
Section 2
Description: NW
Grantor: Billie Hamilton

Twp 28S
Range 23E
Section 2
Description: W ¾ of SW
Grantor: Sharon Goodwin

Twp 28S
Range 23E
Section 10
Description: S/2 SE
Grantor: Jason Johnson

Twp 28S
Range 23E
Section 10
Description: N/2 SE
Grantor: Vernon Ulbrich

Twp 28S
Range 23E
Section 15
Description: E/2
Grantor: James Troike

Twp 28S
Range 23E
Section 23
Description: NW
Grantor: Don Ralph

Twp 28S
Range 23E
Section 26
Description: NW
Grantor: Lawrence Karhoff

Twp 28S
Range 23E
Section 26
Description: SW
Grantor: Patsy DeLange

Assets

16mile x 6.0” x 150psi MOP group pipeline (Poly)
400Mcf x 3phase gas compressor
2- H2s scrubbers
Dehydration
34-wells (7-producing)
22,000’ (Feet) Stock 4.0” x 150psi MOP pipeline (Poly)
Various production packages (Seperator, meter run, tanks & chart recorders)

Well Descriptions

WELLS                LEASE NAME

#26 –1                       L.Fry
#26-2                         L.Fry
#2-1                         Schwalm
#14-1                          D.Fry
#14-1                     Schamberger
#27-1                       K. O’Brien
#27-1                       Schiefelbein
#27-1                       Shireman
#27-1                         Strobel
#27-1                        Segebartt
#27-1                         Senecaut
#27-1                         Gladson
#27-3                         Gladson
#27-1                    Chris Johnson
#27-1                    Craig Johnson
#OLD                   Chris Johnson
#OLD                   Chris Johnson
#27-2                      Anderson

WELLS              LEASE NAME

#27-1                      D. Ralph (West)
#27-1                      D.Ralph (House)
#27-1                        T. Anderson
#27-1                        N. Anderson
#27-2                        N. Anderson
#27-3                        N. Anderson
#27-4                        N. Anderson
#27-4                   Old Existing (No Name)
#26-1                          Karhoff
#26-2                          Karhoff
#34-1                             Krog
#34-1                           Twylet
#34-1                            Murphy
#34-1                        Roye-Davis
#34-1                           Grother
#34-1                          McVeigh